UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Encore Capital Group, Inc. (the “Company”) entered into certain arrangements with its Chief Financial Officer, Paul Grinberg, in order to ensure continuity of service. Specifically, the Company and Mr. Grinberg entered into an amendment (the “Amendment”) to the Severance Protection Letter Agreement dated as of March 11, 2009 between the parties (the “Letter Agreement”). The Amendment, which is dated January 9, 2013, changes the amount to which Mr. Grinberg is entitled from 100% to 150% of his then-current salary in the event that his employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Letter Agreement) at any time during the term of the Letter Agreement. The Amendment also adds to the definition of “Good Reason” any resignation by Mr. Grinberg from the Company on or after the date specified in the Amendment, so long as he provides the Company with 90 days prior written notice of such resignation. The Amendment also changes the maximum number of months from 12 to 18 for which the Company will pay Mr. Grinberg’s COBRA continuation premiums for group health benefits. On January 9, 2013, Mr. Grinberg also entered into a letter agreement with the Company (the “Bonus Letter”) pursuant to which the Compensation Committee of the Company’s Board of Directors guaranteed Mr. Grinberg that his 2013 annual bonus will be paid out at least at its target amount. The Company also agreed to cover certain relocation costs associated with Mr. Grinberg’s change in residence and to provide Mr. Grinberg with a monthly allowance for commuting expenses of $8,500.

The foregoing summaries of the terms of the Amendment and the Bonus Letter are qualified in their entirety by reference to Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment, dated January 9, 2013, to the Severance Protection Letter Agreement dated as of March 11, 2009 between Encore Capital Group, Inc. and Paul Grinberg.

10.2	Letter Agreement, dated January 9, 2013, between Encore Capital Group, Inc. and Paul Grinberg.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: January 15, 2013	/s/ Greg Call
Greg Call
Senior Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated January 9, 2013, to the Severance Protection Letter Agreement dated as of March 11, 2009 between Encore Capital Group, Inc. and Paul Grinberg.

10.2	Letter Agreement, dated January 9, 2013, between Encore Capital Group, Inc. and Paul Grinberg.